Supplement to the John Hancock Income Funds Prospectus
             for John Hancock Sovereign U.S. Government Income Fund



On September 15, 1998, the Trustees of the John Hancock Sovereign U.S. Government Income Fund (the "Fund") voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on November 11, 1998, the Fund would transfer all of its assets and liabilities to John Hancock Government Income Fund ("Government Income Fund") in a tax-free exchange for shares of equal value of Government Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of September, 1998.

Effective September 16, 1998, John Hancock Sovereign U.S. Government Income Fund will be closed to all new accounts.


September 15, 1998

INCPS  9/98